Schedule A TRANSACTIONS SUBJECT TO RULE 10f-3 PRO C EDURES

Fund:   Transamerica BlackRock Global Allocation VP                                                                                                Security Description: Corporate Bond

Issuer:  Citigroup Inc. (2018)                                                                                                Offering Type:           US Registered
      (US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer’s Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****

01/29/15 01/29/15 99.924 USD 99.924 USD > 3 Firm 0.250% $2,060,000.00 $2,000,000,000 $437,493,000 Citigroup Global Markets Inc. Yes

None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None

#10 divided by #9 must not exceed
25% **

Must not include Sub-Adviser
affiliates ***

Must be “Yes” or “N/A”

N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.

Fund:   Transamerica BlackRock Global Allocation VP                                                                                          Security Descript ion: EQUITY/PFD

Issuer:  Actavis plc (Preferred-2018)                                                                Offering Type:                                   US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date Trade Date
Unit Price of Offering Price Paid per Unit
Years of Issuer’s Operations Underwriting Type Underwriting  Spread
Total Price paid by the Fund Total Size of Offering
Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****
02/25/15 02/25/15 1,000.00 USD 1,000.00 USD > 3 Firm 0.02437% $ 2,488.00 $4,600,000,000 $250,000 J.P. Morgan Securities LLC Yes

None

Must be the same as #1 None
Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made None
None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates***

Must be “ Yes” or “ N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to
underwritings of similar securities during a comparable period of time.   In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
[Missing Graphic Reference]

Fund:   Transamerica BlackRock Global Allocation VP                                                                                          Security Descript ion: Corporate Bond

Issuer:  Deutsche Bank AG, London Branch (2018)                                                                                       Offering Type:                                 US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date Trade Date
Unit Price of Offering Price Paid per Unit
Years of Issuer’s Operations Underwriting Type Underwriting  Spread
Total Price paid by the Fund Total Size of Offering
Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****
02/10/15 02/10/15 99.881 USD 99.881 USD > 3 Firm 0.150% $860,000.00 $2,000,000,000 $175,014,000 Deutsche Bank Securities Inc. Yes

None

Must be the same as #1 None
Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made None
None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be “ Yes” or “ N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to
underwritings  of similar securities during a comparable period of time.   In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
[Missing Graphic Reference]

Fund:  Transamerica BlackRock Global Allocation VP                                                                                          Security Description: Corporate Bond

Issuer:  Actavis Funding SCS (2020)                                                                 Offering Type:                          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date Trade Date
Unit Price of Offering Price Paid per Unit
Years of Issuer’s Operations Underwriting Type Underwriting Spread
Total Price paid by the Fund Total Size of Offering
Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****
3/3/2015 3/3/2015 99.995 USD 99.995 USD > 3 Firm 0.600% $ 1,225,000.00 $3,500,000,000 $437,970,000 J.P. Morgan Securities LLC Yes

None

Must be the same as #1 None
Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made None
None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
[Missing Graphic Reference]

*
Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***
For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
****
The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.
Last revised 1/12/2010

Schedule A TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:  Transamerica BlackRock Global Allocation VP                                                                                          Security Description: Corporate Bond

Issuer:  Citigroup Inc. (Preferred-2049))                                                                             Offering Type:                        US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date Trade Date
Unit Price of Offering Price Paid per Unit
Years of Issuer’s Operations Underwriting Type Underwriting Spread
Total Price paid by the Fund Total Size of Offering
Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****
3/13/2015 3/13/2015 100.000USD 100.000USD > 3 Firm 1.50% $1,460,000.00 $1,500,000,000 $210,175,000 Citigroup Global Markets Inc. Yes

None

Must be the same as #1 None
Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made None
None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be “Yes” or “N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time.  In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
[Missing Graphic Reference]

Fund:  Transamerica BlackRock Global Allocation VP                                                                                          Security Description: Corporate Bond

Issuer: T he Goldman Sachs Group, Inc. (P referred -2049)   Offering Type:                                                                                                                          US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date Trade Date
Unit Price of Offering Price Paid per Unit
Years of Issuer’s Operations Underwriting Type Underwriting  Spread
Total Price paid by the Fund Total Size of Offering
Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****
4/16/2015 4/16/2015 100.00 USD 100.00 USD > 3 Firm 1.500% $ 1,280,000.00 $2,000,000,000 $230,000,000 Goldman, Sachs & Co. Yes

None

Must be the same as #1 None
Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made None
None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be “ Yes” or “ N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to

underwritings of similar securities  during a comparable  period of time.   In determining which securities are comparable,  the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
[Missing Graphic Reference]

Fund:  Transamerica BlackRock Global Allocation VP                                                                                          Security Description: Corporate Bond

Issuer: Anthem, Inc. (Preferred-2018)                                                                Offering Type:                           US Registered
(US Registered, Eligible Muni, Eligible Foreign, 144A)

	REQUIRED INFORMATION	ANSWER	APPLICABLE RESTRICTION	In Compliance (Yes/No)
1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12.

Offering Date Trade Date
Unit Price of Offering Price Paid per Unit
Years of Issuer’s Operations Underwriting Type Underwriting  Spread
Total Price paid by the Fund Total Size of Offering
Total Price Paid by the Fund plus Total Price Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****
5/7/2015 5/7/2015 50.00 USD 50.00 USD > 3 Firm 0.85% $ 35,192 $1,175,000,000 $124,000,000.00 Goldman, Sachs & Co. Yes

None

Must be the same as #1 None
Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made None
None

#10 divided by #9 must not exceed 25% **

Must not include Sub-Adviser affiliates ***

Must be “ Yes” or “ N/A”
N/A Yes N/A Yes Yes Yes Yes N/A N/A Yes Yes Yes
The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to

underwritings of similar securities  during a comparable  period of time.   In determining which securities are comparable,  the Sub-Adviser has considered the factors set forth in the Fund’s 10f-3 procedures.
[Missing Graphic Reference]

*
Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk.   With respect to (b), circle (i) or (ii), whichever is met.

**
If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***
For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
****
The Sub-Adviser’s affiliate cannot receive any credit for the securities purchased on behalf of the Fund.
Last revised 1/12/2010